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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 27, 2000

                        --------------------------------


                               autobytel.com inc.
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             (Exact name of registrant as specified in its charter)


                                     0-22239
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                            (Commission File Number)


           Delaware                                               33-0711569
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(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            18872 MacArthur Boulevard
                            Irvine, California 92612
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             (Address of principal executive offices, with zip code)


                                 (949) 225-4500
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              (Registrant's telephone number, including area code)

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Item 5. OTHER EVENTS

On April 27, 2000, autobytel.com inc., a Delaware corporation ("Autobytel.com"), announced its financial results for the quarter ended March 31, 2000. A copy of Autobytel.com's press release announcing these financial results is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Autobytel.com's business contained in the press release are "forward-looking" rather than "historic."

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) EXHIBITS

            99.1 -- Press Release dated April 27, 2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           autobytel.com inc.

Date: April 27, 2000                       By: /s/ Hoshi Printer
                                               ---------------------------------
                                               Hoshi Printer
                                               Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)


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                                INDEX TO EXHIBITS


Exhibit Number                     Description
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     99.1               Press Release dated April 27, 2000